                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 30, 1997

                                ---------------

                          ASCEND COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     0-23774                 94-3092033
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer)
incorporation or organization)                               Identification No.)



                  ONE ASCEND PLAZA
              1701 HARBOR BAY PARKWAY                     94502
                ALAMEDA, CALIFORNIA
    (Address of principal executive offices)            (Zip Code)



      Registrant's telephone number, including area code:  (510) 769-6001

                                  Not applicable.
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

                                       1
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On June 30, 1997, Ascend Communications, Inc. (the "Company") completed its merger (the "Merger") with Cascade Communications Corp. ("Cascade"). To effect the Merger, a wholly-owned subsidiary of the Company was merged with and into Cascade, with Cascade as the surviving corporation in the Merger. Upon consummation of the Merger, Cascade became a wholly-owned subsidiary of the Company. The Merger will be recorded as a pooling of interests for accounting purposes.

     In the Merger, each outstanding share of Common Stock of Cascade ("Cascade Common Stock") was converted into the right to receive 0.7 of a share of the Common Stock of the Company ("Company Common Stock"). Outstanding options to acquire Cascade Common Stock were assumed by the Company and will be exercisable for shares of Company Common Stock at the same conversion ratio. The Company will issue approximately 66,346,000 shares of Company Common Stock in exchange for all outstanding shares of Cascade Common Stock. Such shares have an aggregate market value of approximately $2,612,373,750 based on the closing price of Company Common Stock on June 30, 1997 as reported on the Nasdaq National Market. In addition, the Company has reserved for issuance and registered 8,454,933 additional shares of Company Common Stock for issuance upon the exercise of stock options to purchase Cascade Common Stock assumed by the Company in the Merger.

ITEM 7.  EXHIBITS.

          (a) Financial statements of business acquired. To be filed by amendment.

          (b) Pro forma financial information.  To be filed by amendment.

          (c)  Exhibits.

Exhibit No.         Description
-----------         -----------

2.1* Agreement and Plan of Reorganization, dated as of March 30, 1997, among the Company, Catskill Merger Corporation, a Delaware corporation and wholly-owned subsidiary of the Company and Cascade.

99             Press release announcing completion of the Merger.



_____________________________
* Filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-25287) filed with the Securities and Exchange Commission on April 16, 1997 and incorporated herein by reference.

                                       2
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Ascend Communications, Inc.



July 11, 1997                       By:  /s/ Robert K. Dahl
                                         ----------------------------------
                                         Robert K. Dahl,
                                         Vice President, Finance and
                                         Chief Financial Officer

                                       3
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                                 EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------

2.1* Agreement and Plan of Reorganization, dated as of March 30, 1997, among the Company, Sub and Cascade.

99             Press release announcing completion of the Merger.



______________________________________
* Filed as an exhibit to the Company's Registration Statement on Form S-4 (File No. 333-25287) filed with the Securities and Exchange Commission on April 16, 1997 and incorporated herein by reference.